Flat Rock Core Income Fund

Consolidated Schedule of Investments

March 31, 2024 (Unaudited)

	Rate	Maturity	Principal Amount	Value
FIRST LIEN SENIOR SECURED DEBT- 64.29%
24 Seven Holdco, LLC(a)(b)(c)	1M US SOFR + 6.00% (1.00% Floor)	11/16/2027	$4,302,404	$4,237,722
Accordion Partners(a)(b)(c)	3M US SOFR + 6.00% (0.75% Floor)	08/31/2029	4,413,072	4,386,966
Accordion Partners DDTL(a)(b)(c)(d)	3M US SOFR + 6.00% (0.75% Floor)	08/31/2024	115,446	114,763
AIS HoldCo, LLC(a)(b)(c)	3M US SOFR + 5.00%	08/15/2025	3,275,000	3,281,550
ALM Media, LLC(a)(b)(c)	3M US SOFR + 6.25% (1.00% Floor)	02/21/2029	7,000,000	6,860,000
Bounteous Inc.(a)(b)(c)	3M US SOFR + 5.00% (1.00% Floor)	11/05/2027	4,295,556	4,242,597
Broder Bros Co.(a)(b)(c)	3M US SOFR + 6.00% (1.00% Floor)	12/27/2025	5,436,567	5,434,392
Congruex Group LLC(a)(b)(c)	3M SOFR + 5.75% (0.75% Floor)	05/03/2029	6,899,937	6,839,069
Crane Engineering Sales(a)(b)(c)	3M US SOFR + 5.25% (1.00% Floor)	08/25/2029	5,985,000	5,879,429
Diversified Risk Holdings(a)(b)(c)	3M US SOFR + 6.25% (1.00% Floor)	04/30/2026	7,093,594	6,951,722
Diversified Risk Holdings Revolver(a)(b)(c)(d)	3M US SOFR + 6.25%	04/30/2026	296,296	290,370
Drive Automotive Services, LLC TL(a)(b)(c)	3M US SOFR + 6.15%	08/02/2026	4,239,111	4,226,817

	Rate	Maturity	Principal Amount	Value
ETC Group(a)(b)(c)	1M US SOFR + 6.00% (0.50% Floor)	10/06/2029	$2,016,168	$1,645,193
Flagship Oral Surgery Partners, LLC(a)(b)(c)(d)	3M US SOFR + 5.75%	12/20/2027	5,000,000	4,887,500
Galactic Litigation Partners(a)(e)	13.00%	06/21/2024	8,774,041	8,774,041
Garmat USA LLC Term Loan(a)(b)(c)	1M US SOFR + 5.00% (1.00% Floor)	06/19/2025	4,890,593	4,861,249
George Intermediate Holdings, Inc.(a)(b)(c)	3M US SOFR + 6.50% (1.00% Floor)	08/15/2027	7,920,000	7,895,448
Inmar, Inc(a)(b)(c)	3M US SOFR + 5.50% (0.50% Floor)	05/01/2026	3,980,000	3,977,532
Isagenix International LLC(a)(b)(c)(f)	3M US SOFR + 5.60% (1.00% Floor)	04/14/2028	1,172,262	441,652
MAG Aerospace(a)(b)(c)	1M US SOFR + 5.50% (1.00% Floor)	04/01/2027	3,646,872	3,471,458
Magnate Worldwide LLC(a)(b)(c)	3M SOFR + 5.50% (0.75% Floor)	12/30/2028	3,805,366	3,651,249
North Pole US LLC(a)(b)(c)	3M US L + 7.00%	03/03/2025	1,750,000	166,250
Oak Point Partners Term Loan(a)(b)(c)	1M US SOFR + 5.25% (1.00% Floor)	12/01/2027	4,391,525	4,302,378
Perennial Services Group, LLC, Term Loan(a)(b)(c)	1M SOFR + 5.50% (1.00% Floor)	09/08/2029	4,992,630	4,890,780
Potpourri Group, Inc.(a)(b)(c)	1M US SOFR + 8.25% (1.50% Floor)	07/03/2024	5,544,222	5,555,310
Profile Products LLC, Term Loan(a)(b)(c)	3M US SOFR + 5.50%% (0.75% Floor)	11/12/2027	2,956,467	2,894,542
S&P Engineering Solutions(a)(b)(c)(e)	3M SOFR + 7.00% (1.00% Floor)	05/02/2030	4,987,500	4,874,537
Solaray LLC(a)(b)(c)	3M SOFR + 6.50% (1.00% Floor)	12/15/2025	1,583,772	1,567,301
Solaray, LLC Inc.(a)(b)(c)	3M SOFR + 6.50% (1.00% Floor)	12/15/2025	1,674,082	1,656,672

	Rate	Maturity	Principal Amount	Value
Solaray, LLC Term Loan 1L(a)(b)(c)	3M SOFR + 6.50% (1.00% Floor)	12/15/2025	$1,389,290	$1,374,841
Spencer Gifts LLC(a)(b)(c)	1M US SOFR + 6.00%	06/19/2026	4,805,396	4,785,358
Thryv, Inc.(a)(b)(c)	1M US SOFR + 8.50% (1.00% Floor)	03/01/2026	3,622,344	3,622,344
Trulite Holding Corp 1L(a)(b)(c)	1M SOFR + 6.00% (1.00% Floor)	03/01/2030	5,000,000	4,981,250
Vehicle Management Services, LLC TL(a)(b)(c)	3M SOFR + 6.25% (1.00% Floor)	07/26/2027	5,486,102	5,414,618
Watchguard Technologies, Inc.(a)(b)(c)	1M US SOFR + 5.25% (0.75% Floor)	06/30/2029	4,952,424	4,855,456
Watterson(a)(b)(c)(e)	3M US SOFR + 6.00% (1.00% Floor)	12/17/2026	4,124,930	4,109,667
Xanitos, Inc. Term Loan(a)(b)(c)(e)	3M US SOFR + 6.50% (1.00% Floor)	06/25/2026	3,505,093	3,477,052
Zavation Medical Products, LLC TL(a)(b)(c)	3M SOFR + 6.50% (1.00% Floor)	06/30/2028	2,985,000	2,999,328

TOTAL FIRST LIEN SENIOR SECURED DEBT				$153,878,403
(Cost $155,827,979)

COLLATERALIZED LOAN OBLIGATIONS EQUITY- 8.05%(h)
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes(a)(i)	18.74%(g)	07/20/2033	6,300,000	5,859,019
BlackRock Elbert CLO V LLC, Subordinated Notes(a)(i)	13.23%(g)	06/15/2034	2,000,000	1,589,365
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes(a)(i)	13.46%(g)	10/15/2034	10,191,083	4,837,022
Churchill Middle Market CLO III, Ltd., Subordinated Notes(a)(i)	12.33%(g)	10/24/2033	5,000,000	3,739,942

	Rate	Maturity	Principal Amount	Value
TCP Whitney CLO LTD, Class SUB2(a)(i)	12.18%(g)	08/20/2033	$5,000,000	$3,239,044

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY				$19,264,392
(Cost $21,173,449)

COLLATERALIZED LOAN OBLIGATIONS DEBT- 41.27%
ABPCI Direct Lending Fund CLO I LLC, Class E2(a)(b)(i)	3M US SOFR + 8.99%	07/20/2033	5,000,000	4,981,004
ABPCI Direct Lending Fund CLO II LLC, Class ER(a)(b)(i)	3M US SOFR + 7.86%	04/20/2032	3,750,000	3,634,817
ABPCI DIRECT LENDING FUND CLO V, Ltd., Class D(a)(b)(i)	3M US SOFR + 8.13%	01/20/2036	5,250,000	5,145,000
ABPCI Direct Lending Fund CLO XI LP, Class E(a)(b)(i)	3M US SOFR + 9.70%	10/27/2034	3,000,000	2,980,434
Barings Middle Market CLO 2023-II, Ltd., Class D(a)(b)(i)	3M US SOFR + 8.67%	01/20/2032	5,000,000	5,015,408
Brightwood Capital MM CLO 2019-1, Ltd., Class D1(a)(b)(i)	3M US SOFR + 5.98%	01/15/2031	2,425,000	2,436,239
Brightwood Capital MM CLO 2023-1, Ltd., Class D(a)(b)(i)	3M US SOFR + 6.46%	10/15/2035	9,400,000	9,417,349
Brightwood Capital MM CLO 2024-2, Ltd., Class D(a)(b)(i)	3M US SOFR + 5.75%	04/15/2036	5,000,000	4,900,000
Churchill Middle Market CLO IV, Ltd., Class E2(a)(b)	3M US SOFR + 9.53%	01/23/2032	4,000,000	3,999,072
Deerpath Capital CLO 2020-1, Ltd., Class DR(a)(b)(i)	3M US SOFR + 6.39%	04/17/2034	4,125,000	4,140,658
Great Lakes CLO 2014-1, Ltd., Class FR(a)(b)(i)	3M US SOFR + 10.26%	10/15/2029	3,000,000	2,844,872
MCF CLO IV LLC, Class ERR(a)(b)(i)	3M US SOFR + 8.91%	10/20/2033	5,000,000	4,916,438
MCF CLO VII LLC, Class ER(a)(b)(i)	3M US SOFR + 9.41%	07/20/2033	5,000,000	5,009,313
Monroe Capital MML CLO 2017-1, Ltd., Class E(a)(b)(i)	3M US SOFR + 7.61%	04/22/2029	2,000,000	1,951,659
Monroe Capital MML CLO IX, Ltd., Class E(a)(b)(i)	3M US SOFR + 8.96%	10/22/2031	1,625,000	1,617,007
Monroe Capital MML CLO VII, Ltd., Class E(a)(b)(i)	3M US SOFR + 7.51%	11/22/2030	1,760,000	1,727,021

	Rate	Maturity	Principal Amount	Value
Monroe Capital MML CLO VIII, Ltd., Class ER(a)(b)(i)	3M US SOFR + 8.62%	11/22/2033	$6,250,000	$6,043,837
Monroe Capital Mml Clo XI, Ltd., Class E(a)(b)(i)	3M US SOFR + 8.80%	05/20/2033	5,000,000	4,924,660
Monroe Capital MML CLO XIV LLC, Class E(a)(b)(i)	3M US SOFR + 10.02%	10/24/2034	3,000,000	2,992,371
Mount Logan Funding 2018-1 LP, Class ER(a)(b)(i)	3M US SOFR + 8.72%	01/22/2033	6,500,000	6,258,086
PennantPark CLO V, Ltd., Class ER(a)(b)(i)(k)	3M US SOFR + 7.95%	10/15/2033	4,000,000	4,000,000
PennantPark CLO VII LLC, Class D(a)(b)(i)	3M US SOFR + 7.00%	07/20/2035	3,000,000	3,008,568
TCP Whitney CLO LTD, Class DR(a)(b)(i)	3M US SOFR + 4.11%	08/20/2033	1,897,000	1,889,597
THL Credit Lake Shore MM CLO I, Ltd., Class ER(a)(b)(i)	3M US SOFR + 9.23%	04/15/2033	5,000,000	4,949,348

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT				$98,782,758
(Cost $97,226,254)

ASSET BACKED SECURITIES- 2.84%
ABPCI Direct Lending Fund ABS II LLC, Class B(a)(i)	4.99%	03/01/2032	7,500,000	6,804,354

TOTAL ASSET BACKED SECURITIES				$6,804,354
(Cost $6,775,476)

	Shares	Value
COMMON STOCKS - 0.00%
Isagenix International, LLC(a)(c)(j)	85,665	$0

TOTAL COMMON STOCKS
(Cost $–)		$0

PRIVATE FUND INVESTMENTS - 17.11%
BCP Great Lakes II - Series A Holdings LP	N/A	$11,812,565
Hercules Private Global Venture Growth Fund I L.P.	N/A	12,932,274
Triplepoint Private Venture Credit Inc.	1,324,395	16,210,589

TOTAL PRIVATE FUND INVESTMENTS
(Cost $44,175,135)		$40,955,428

		Shares	Value
SHORT TERM INVESTMENTS - 1.92%
Money Market Fund - 1.92%
First American Government Obligations Fund (Class X)	(7 Day Yield 5.23%)	4,584,570	$4,584,570

TOTAL SHORT TERM INVESTMENTS
(Cost $4,584,570)			$4,584,570

TOTAL INVESTMENTS - 135.48%
(Cost $329,762,863)			$324,269,905
LIABILITIES IN EXCESS OF OTHER ASSETS - (35.48)%			(84,923,678)
NET ASSETS - 100.00%			$239,346,227

(a)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(c)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Cadence Bank, N.A. (the "Credit Facility"). At March 31, 2024, the value of securities pledged amounted to $145,104,362, which represents approximately 60.63%of net assets.
(d)	Investment has been committed to but has not been funded by the Fund as of March 31, 2024.
(e)	Investment was acquired via participation agreement.
(f)	Pay-in-kind securities
(g)	Estimated yield.
(h)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $19,264,392, which represents 8.05% of net assets as of March 31, 2024.
(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $120,852,432, which represents 50.49% of net assets as of March 31, 2024.
(j)	Non-income producing security.
(k)	Purchase of security was settled after 3/31/2024.

Investment Abbreviations:
SOFR - Secured Overnight Financing Rate

Reference Rates:
1M US SOFR - 1 Month SOFR as of March 31, 2024 was 5.33%
3M US SOFR - 3 Month SOFR as of March 31, 2024 was 5.30%
PRIME - US Prime Rate as of March 31, 2024 was 8.50%

See Notes to Consolidated Schedule of Investments.

Flat Rock Core Income Fund

Notes to Quarterly Consolidated Schedule of Investments

March 31, 2024 (Unaudited)

1. ORGANIZATION

Flat Rock Core Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund's investment objective is the preservation of capital while generating current income from its debt investments and seeking to maximize the portfolio’s total return.

The Fund was formed as a Delaware statutory trust on June 11, 2020 and operates pursuant to an Amended and Restated Agreement and Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to November 23, 2020, other than those related to organizational matters and the registration of its shares under applicable securities laws.

FRC Funding I, LLC, a wholly owned subsidiary, is consolidated in the Fund’s Schedule of Investments.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for fair value determination. The day-to-day implementation of the Fund’s fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), under the oversight and supervision of the Board. The Adviser is not considered a valuation designee for purposes of Rule 2a-5 of the 1940 Act.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

The Fund primarily invests directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

The Fund may invest in junior debt or equity tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates – all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may invest in business development companies (“BDCs”) or senior loan facilities that provide the Fund with exposure to Senior Loans (“Loan Facilities”). When valuing BDCs that are publicly-traded, the Adviser will use the daily closing price quoted by the BDC’s respective exchange. When valuing BDCs that are not publicly-traded, as well as Loan Facilities, the Adviser will use the most recently reported net asset value provided by the manager of the respective investment.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Adviser is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Adviser will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

All available information, including non-binding indicative bids which may not be considered reliable, typically will be considered by us in making fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases we will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. We will engage third-party valuation firms to provide assistance to the Board in valuing a substantial portion of our investments. We expect to evaluate the impact of such additional information and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as March 31, 2024:

	Valuation Inputs
Investments in Securities at Value *	Level 1	Level 2	Level 3	Total
First Lien Senior Secured Debt	$–	$–	$153,878,403	$153,878,403
Collateralized Loan Obligations Equity	–	–	19,264,392	19,264,392
Collateralized Loan Obligations Debt	–	–	98,782,758	98,782,758
Asset Backed Securities	–	–	6,804,354	6,804,354
Common Stocks	–	–	–	–
Private Fund	–	–	–	40,955,428
Short Term Investments	4,584,570	–	–	4,584,570
Total	$4,584,570	$–	$278,729,907	$324,269,905

The Fund held private fund investments with a fair value of $40,955,428 that in accordance with GAAP, are valued at net asset value as a “practical expedient” and are excluded from the fair value hierarchy as of March 31, 2024.

The following table presents changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of and for the period ended March 31, 2024:

	First Lien Senior Secured Debt	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Asset Backed Securities	Common Stocks	Total
Balance as of December 31, 2023	$150,276,867	$19,398,591	$78,541,178	$-	$-	$248,216,636
Accrued discount/ premium	9,393	(185,532)	159,859	62,788	-	46,508
Realized Gain/(Loss)	74,836	-	-	-	-	74,836
Change in Unrealized Appreciation/(Depreciation)	302,627	51,333	1,092,973	28,878	-	1,475,811
Purchases	10,725,220	-	18,988,750	6,712,688	-	36,426,658
Sales Proceeds	(7,510,540)	-	(2)	-	-	(7,510,542)
Transfer into Level 3	-	-	-	-	-	-
Transfer out of Level 3	-	-	-	-	-	-
Balance as of March 31, 2024	$153,878,403	$19,264,392	$98,782,758	$6,804,354	$-	$278,729,907
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2024	$333,226	$51,333	$820,130	$28,878	$-	$1,233,568

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2024:

Asset Class	Fair Value as of 3/31/2024	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average(2)	Impact to Valuation from an Increase in Input (3)
First Lien Senior Secured Debt	$119,542,903	Market and income approach (through third-party vendor pricing service)	EV / LTM EBITDA Multiple DCF Discount Margins	4.0x - 19.2x / 9.77x 4.41% - 28.00% / 7.47%	Increase Decrease
	24,033,383	Market Quotes	NBIB (1)	9.50% - 100.00% / 97.55%	N/A
	10,302,118	Recent Transaction	Acquisition Cost	97.75% - 98.70% / 98.25%	N/A
Collateralized Loan Obligations Debt	84,737,757	Market Quotes	NBIB (1)	94.83% - 100.46% / 98.87%	N/A
	14,045,000	Recent Transaction	Acquisition Cost	98.00% - 100.00% / 98.57%	N/A
Collateralized Loan Obligations Equity	19,264,393	Market Quotes	NBIB (1)	48.84% - 96.47% / 74.21%	N/A
Asset-Backed Security	6,804,354	Market Quotes	NBIB (1)	90.72% / 90.72%	N/A

(1)	The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for broadly-syndicated First Lien Senior Secured Debt, CLO Debt, and CLO Equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by Flat Rock Global, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.
(2)	Weighted averages are calculated based on fair value of investments
(3)	The impact on fair value measurement of an increase in each unobservable input is in isolation.

4. COMMITMENTS AND CONTINGENCIES

The Fund had an aggregate of $5,411,742 of unfunded commitments to provide debt financing to its portfolio companies as of March 31, 2024. As of March 31, 2024, there were no requests to fund these commitments. Such commitments are generally up to the fund’s discretion to approve or are subject to the satisfaction of certain financial and nonfinancial covenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Fund’s Consolidated Schedule of Investments.

5. PRIVATE INVESTMENT FUNDS

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2024:

	Redemption Frequency/ Expiration Date	As of March 31, 2024
BCP Great Lakes II – Series A Holdings LP(1)	N/A	$3,279,916
TriplePoint Venture Credit Inc.(2)	N/A	0
Hercules Private Global Venture Growth Fund I LP(3)	N/A	6,999,944
Total unfunded commitments		$10,279,860

(1)	The investment’s strategy is to invest in senior, secured unitranche loans.
(2)	The investment’s strategy is to invest in venture capital-backed companies, with a focus on technology and other high-growth industries, via senior secured loans that also provide potential for upside in the form of equity warrants.
(3)	The investment’s strategy is to provide secured structured debt and equity financing to venture capital-backed life sciences and technology-related companies globally.